UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2023
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
11075 Roselle Street			92121
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Tandem Diabetes Care, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on December 13, 2022, the Company entered into a Share Purchase Agreement, dated as of December 10, 2022 (the “Purchase Agreement”), by and among the Company, the Sellers listed on Annex B of the Purchase Agreement (collectively, the “Sellers” and each, individually, a “Seller”) and AMF Medical SA, a corporation organized and existing under the laws of Switzerland (“AMF Medical”).

On January 19, 2023, the Company completed the acquisition of AMF Medical, pursuant to the terms of the Purchase Agreement. The total aggregate consideration for the transaction includes a previous strategic investment of Swiss Francs (“CHF”) 8.0 million paid in the third quarter of 2022, a cash payment of CHF 62.4 million paid at the closing of the transaction, and additional contingent earnout payments, further described in the Purchase Agreement and in the Company’s Current Report on Form 8-K with the SEC on December 13, 2022.

The foregoing description of the Purchase Agreement and the transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

The Company issued a press release announcing the completion of the acquisition of AMF Medical on January 23, 2023, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
99.1	Press release of Tandem Diabetes Care, Inc. dated January 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ Shannon M. Hansen
Shannon M. Hansen
Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer
Date: January 23, 2023
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